Exhibit 21

                  SUBSIDIARIES OF LYNCH INTERACTIVE CORPORATION

     As of December 31, 2004 the Subsidiaries of Lynch Interactive Corporation
were as follows:
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     Subsidiary                                                        Owned by Lynch
     ----------                                                        --------------

Brighton Communications Corporation ..............................          100.0%
  Lynch Telephone Corporation IV .................................          100.0%
    Bretton Woods Telephone Company ..............................          100.0%
    World Surfer, Inc. ...........................................          100.0%
  Lynch Broadband Corporation ....................................          100.0%
  Lynch Telephone Corporation VI .................................           98.0%
    JBN Telephone Company, Inc. ..................................           98.0%
      JBN Finance Corporation ....................................           98.0%
      CLR Video, L.L.C ...........................................           98.0%
    Giant Communications, Inc. ...................................          100.0%
    Lynch Telephone Corporation VII ..............................          100.0%
      USTC Kansas, Inc. ..........................................          100.0%
       Haviland Telephone Company, Inc. ..........................          100.0%
        Haviland Finance Corporation .............................          100.0%
  DFT Communications Corporation .................................          100.0%
     DFT Telephone Holding Company, L.L.C ........................          100.0%
       Dunkirk & Fredonia Telephone Company ......................          100.0%
      Cassadaga Telephone Company ................................          100.0%
        Macom, Inc. ..............................................          100.0%
      Comantel, Inc. .............................................          100.0%
        Erie Shore Communications, Inc. ..........................          100.0%
        D&F Cellular Telephone, Inc. .............................          100.0%
  DFT Services Holding Company, L.L.C ............................          100.0%
        DFT Long Distance Corporation ............................          100.0%
        DFT Local Service Corporation ............................          100.0%
        Netsync Internet Services Corp. ..........................          100.0%
        DFT Security Services, Inc. ..............................          100.0%
  LMT Holding Corporation ........................................          100.0%
    Lynch Michigan Telephone Holding Corporation .................          100.0%
        Upper Peninsula Telephone Company ........................          100.0%
        Alpha Enterprises Limited ................................          100.0%
          Upper Peninsula Cellular North, Inc. ...................          100.0%
          Upper Peninsula Cellular South, Inc. ...................          100.0%

  Lynch Telephone Corporation IX .................................          100.0%
    Central Scott Telephone Company ..............................          100.0%
        CST Communications Inc. ..................................          100.0%
        CS Technologies, Inc. ....................................          100.0%
  Global Television, Inc. ........................................          100.0%
  Inter-Community Acquisition Corporation ........................          100.0%

  Lynch Telephone Corporation X ..................................          100.0%
     Central Utah Telephone, Inc. ................................          100.0%
        Bear Lake Communications, Inc. ...........................          100.0%
        Skyline Telecom ..........................................          100.0%
     Central Telecom Services, LLC ...............................          100.0%
        Cache Valley Wireless, LC ................................          100.0%

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Subsidiary                                                              Owned by Lynch
----------                                                              --------------

  Lynch Entertainment, LLC ......................................           100.0%
  Lynch Entertainment Corporation II ............................           100.0%

  Lynch Multimedia Corporation ..................................           100.0%

  Lynch Paging Corporation ......................................           100.0%

Lynch PCS Communications Corporation ............................           100.0%
  Lynch PCS Corporation A .......................................           100.0%
  Lynch PCS Corporation F .......................................           100.0%
  Lynch PCS Corporation G .......................................           100.0%
  Lynch PCS Corporation H .......................................           100.0%

Lynch 3G Communications Corporation .............................           100.0%

Lynch Telephone Corporation .....................................            83.1%
  Western New Mexico Telephone Company, Inc. ....................            83.1%
  Interactive Networks Corporation ..............................            83.1%
  WNM Communications Corporation ................................            83.1%
  WNM Interactive, L.L.C ........................................            83.1%
  Wescel Cellular, Inc. .........................................            83.1%
    Wescel Cellular of New Mexico, L.P. .........................            42.4%
  Wescel Cellular, Inc. II ......................................            83.1%
      Enchantment Cable Corporation .............................            83.1%
Lynch Telephone II, LLC .........................................           100.0%
  Inter-Community Telephone Company, LLC ........................           100.0%
  Valley Communications, Inc. ...................................           100.0%
Lynch Telephone Corporation III .................................            81.0%
  Cuba City Telephone Exchange Company ..........................            81.0%
  Belmont Telephone Company .....................................            81.0%

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